VBI VACCINES

CORPORATE OVERVIEW

NASDAQ: VBIV

JUNE 2018

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this presentation that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively "forward-looking statements"). The company cautions that such statements involve risks and uncertainties that may materially affect the company's results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the company's ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the company's products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to the company, is set forth in the Company's filings with the Securities and Exchange Commission and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2018, and filed with the Canadian security authorities at sedar.com on February 26, 2018, and may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

1. Introduction to VBI Vaccines

VBI Vaccines Global Footprint



vbi
vbi
vbi
QUEBEC
Ottawa
Toronto
NEW YORK
MA
CT RI
PENN
Philadelphia
MD
DE NJ
VIRGINIA
NORTH CAROLINA
NB
PE
NOVA SCOTIA
North Atlantic Ocean
Ireland
London
Netherlands
Berlin
Germany
Poland
Belarus
Belgium
Paris
Prague
Czech Rep
Vienna
Austria
Slovakia
Ukraine
Moldova
Hungary
France
Croatia
Romania
Serbia
Italy
Rome
Bulgaria
Black Sea
Barcelona
Portugal
Madrid
Spain
Tyrrhenian Sea
Istanbul
Greece
Turkey
Morocco
Tunisia
Mediterranean Sea
Syria
Israel
Jordan
Algeria

HEADQUARTERS – CAMBRIDGE, MA

- CEO, CSO, CBO + 3 FTEs
- Central location in biotechnology hub

RESEARCH OPERATIONS – OTTAWA, CANADA

- CMO, Finance + ~25 FTEs
- World-class R&D team and facility

MANUFACTURING FACILITY – REHOVOT, ISRAEL

- ~65 FTEs
- GMP manufacturing facility for the production of Sci-B-Vac®

VBI Vaccines Leadership

MANAGEMENT



Jeff Baxter
President & CEO
gsk GlaxoSmithKline | THE COLUMN GROUP



Dr. David Anderson, Ph.D.
Chief Scientific Officer
HARVARD MEDICAL SCHOOL



Dr. Francisco Diaz-Mitoma, M.D., Ph.D.
Chief Medical Officer
Northern Ontario School of Medicine | AMRIC Advanced Medical Research Institute of Canada



Nell Beattie
Chief Business Officer
ARTISAN Healthcare Consulting | Tuck School of Business at Dartmouth

BOARD OF DIRECTORS



Dr. Steven Gillis
Chairman of the Board
ARCH Venture Partners | IMMUNEX



Dr. Michel De Wilde, Ph.D.
gsk GlaxoSmithKline | SANOFI



Tomer Kariv
PONTIFAX



Steven Rubin
OPKO



Adam Logal
OPKO



Scott Requadt, JD
clarus Ventures

VBI Vaccines Pipeline

Multiple Opportunities in Infectious Disease and Oncology

		LEAD	PRE-CLINICAL	PHASE I	PHASE II	PHASE III	APPROVED	STATUS
INFECTIOUS DISEASE								
	Sci-B-Vac® (Hepatitis B) *(Licensed in 15 countries)*							Enrolling Phase III Topline Ph III data expected mid-2019
eVLP	Cytomegalovirus (CMV)							Topline Ph I data announced May 2018
eVLP	Zika							Preclinical work ongoing
IMMUNO-ONCOLOGY								
eVLP	Glioblastoma Multiforme (GBM)							Enrolling Phase I/IIa FPFD occurred Jan 2018
eVLP	Medulloblastoma							IND filing expected 2018

Recent Key Achievements

JULY 2017 – MAY 2018

May 2018	Announcement of positive topline results from CMV Phase I study
April 2018	Completion of enrollment in PROTECT Phase III study for Sci-B-Vac® (Hepatitis B)
April 2018	Positive DSMB review in Phase I/IIa study of VBI-1901 (GBM) and initiation of enrollment in intermediate-dose cohort
January 2018	First GBM patient dosed in Phase I/IIa clinical study of VBI-1901
December 2017	First subject vaccinated in Phase III clinical program for Sci-B-Vac® (Hepatitis B)
October 2017	Closed Public Offering and concurrent Registered Direct Offering for aggregate proceeds of $71.9MM
August 2017	FDA acceptance of IND and receipt of Health Canada "No Objection Letter" for Sci-B-Vac® Phase III clinical program
August 2017	FDA acceptance of IND for GBM Phase I/IIa clinical study
July 2017	Announcement of positive interim data from CMV Phase I study
July 2017	Announcement of Sci-B-Vac® Phase III clinical program design following positive discussion with FDA, EMA, and Health Canada

2. Sci-B-Vac®: Hepatitis B

Hepatitis B Unmet Need

Reported US Hepatitis B Vaccination Coverage – 2015 ***(≥ 3 doses)***	
Otherwise Healthy	
Adults aged ≥ 19 years	24.6%
Adults aged 19-49 years	32.0%
Adults age ≥ 50 years	16.5%
High-Risk	
Chronic Liver Conditions	27.4%
Diabetics – Age 19-59 years	24.4%
Diabetics – Age ≥ 60 years	12.6%
Healthcare Providers ≥ 19 years	64.7%

- Seroconversion rates with current 2nd generation hepatitis B vaccines significantly decline in both the elderly and the high-risk subpopulations
- The need for a next-generation hepatitis B vaccine represents an annual **global market opportunity of approximately $600M - $800M**

Source: 2015 CDC Surveillance of Vaccination Coverage Among Adult Populations

Existing High Unmet Need in Specific Populations

SEROCONVERSION RATES WITH CURRENT VACCINES FALL DRAMATICALLY WITHIN THE ELDERLY AND HIGH-RISK PATIENT POPULATIONS

Anti-HBs Seroconversion Rates After Hepatitis B Vaccination	
Neonates	> 95%
Age 2 - 19	~99%
Age 20 - 29	~95%
Age 30 - 39	~90%
Age 40 - 49	~85%
Age 50 - 59	~70%
Age 59+	~50%
Renal failure, HIV infection, other immunosuppression	50-70%
Liver Disease	60-70%

Sources: WHO - http://www.who.int/csr/disease/hepatitis/whocdscsrlyo20022/en/index4.html

Sci-B-Vac® Overview

ONLY COMMERCIAL HBV VACCINE KNOWN TO MIMIC ALL THREE VIRAL SURFACE ANTIGENS – ALREADY SAFELY USED IN 500,000+ PATIENTS

- Sci-B-Vac® achieves rapid onset of protection, with high levels of anti-HBV antibodies (HBsAb), at a lower dosage than competing vaccines





	2ND GENERATION VACCINES	SCI-B-VAC®
Viral antigens mimicked:		
S Protein	✔	✔
Pre-S1		✔
Pre-S2		✔
Adjuvant:	Next-generation Adj. (e.g. TLRs)	Alum
Derivation:	rDNA yeast	Mammalian cell

- Pre-S1 antigen induces key neutralizing antibodies that block virus receptor binding
- Sci-B-Vac® is currently approved in Israel as the neonate standard of care, and is licensed in an additional 14 other countries as a prophylactic vaccine in pediatrics and adults

Sci-B-Vac® Existing Safety and Efficacy Data Package

EXTENSIVE CLINICAL DEVELOPMENT SUPPORTS PHASE III DESIGN

- Product distribution data globally estimates that over 500,000 infants and adults have been vaccinated with Sci-B-Vac®
- In the last two decades, 22 clinical trials have been completed using the current and/or prior formulations of Sci-B-Vac®
  - Approximately 2,000 subjects have received the current formulation of Sci-B-Vac® in clinical trials
- A total of seven Sci-B-Vac® clinical trials have been conducted in healthy adults
- In head-to-head comparative trials, Sci-B-Vac® consistently achieved higher rates of seroprotection earlier in adult populations compared to the vaccines in the control arms, which were licensed hepatitis B vaccines

Sci-B-Vac® Demonstrated Superior Seroprotection Rates in Older Adults

Stratification by Age of Study 38-96-040 Demonstrates Significantly Improved Potency in Older Adults

Seroprotection Stratified by Age



Percent HBsAg Seroprotection
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
86.0%
78.3%
96.6%
96.0%
Engerix B <= 45 (n = 136)
Engerix B > 45 (n = 115)
Sci-B-Vac <= 45 (n = 118)
Sci-B-Vac > 45 (n = 126)
Engerix B <= 45 (n = 136)
Engerix B > 45 (n = 115)
Sci-B-Vac <= 45 (n = 118)
Sci-B-Vac > 45 (n = 126)

Study Reference: Phase III 38-96-040

Interim Data from Israeli Phase IV Study Reinforces Strength of Sci-B-Vac® Potency in Adult Populations & Potential for Rapid Seroprotection


SCI-B-VAC® PHASE IV STUDY IN ISRAELI ADULTS (AGE 18-40, N=88)
SEROPROTECTION (>10 IU/ML)
100%
80%
60%
40%
20%
0%
56.8%
91.9%
98.8%
Month 1
30-days post 1st vaccination
Month 2
30-days post 2nd vaccination
Month 3
60-days post 2nd vaccination

Study Reference: Phase IV – SciB018

Phase III Clinical Program

- **Target Population:** ~4,800 adults age 18 years and older
- **Expected Duration:** 15 Months
- **Clinical Trial Sites:** ~40 sites across the US, Europe, and Canada
- **Design:** Two concurrent Phase III studies:
    1. PROTECT : Safety and immunogenicity study (n=1,600)
    2. CONSTANT : Lot-to-lot consistency study (n=3,200)
- **Control Vaccine:** Engerix-B® (GSK)
- **Start Date:** Enrollment initiated in Q4 2017
- **Expected Headline Data Readout:** Mid-2019

3. eVLP Portfolio Programs

eVLPs are a 3rd-Generation Class of Synthetic Vaccines

- eVLPs are the same size and structure as enveloped viruses; present antigens in their natural state for an improved immune response
- The foundation of the eVLP Platform is a stable, protein-based core on which additional vaccine antigens of interest can be added


eVLP
Antigenic Protein
Natural Lipid Bilayer
No Infectious Genetic Machinery
Gag Protein



Electron Microscopy image of VBI's CMV eVLPs captured at Scripps Institute.

3. eVLP Portfolio Programs
a. CMV

Congenital CMV is a Leading Public Health Priority

U.S. CHILDREN BORN WITH OR DEVELOPING LONG-TERM MEDICAL CONDITIONS



Congenital CMV Disease
Fetal Alcohol Syndrome
Down Syndrome
Spina Bifida / Anencephaly
Pediatric HIV / AIDS
Invasive Hib
0
1,000
2,000
3,000
4,000
5,000
6,000
Incidence per year
CMV affects more live births than Down Syndrome or Fetal Alcohol Syndrome

Sources: Cannon, M.J., and K.F. Davis, 2005. Washing our hands of the congenital cytomegalovirus disease epidemic. BMC Public Health 5:70; CDC website; Stratton KR et al, Committee to Study Priorities for Vaccine Development, Inst. Of Med., Washington DC

Congenital CMV is a Leading Public Health Priority

- Each year, approximately **30,000 infants are born with CMV infection**, of which 5,000+ U.S. infants will develop permanent problems including deafness, blindness, and developmental delays
- In the U.S., the direct economic costs of CMV infection **exceeds $3.0B annually**
- The vaccination regimen would be:
  - For all adolescent girls:
    - 3-dose course of vaccine
  - When planning a family:
    - If adolescent course of vaccine received → 1 booster shot
    - If adolescent course of vaccine not received → 2 booster shots
- This correlates to a **$1B U.S. annual market with a $5B "catch-up" market**

Source: U.S. Centers for Disease Control and Prevention; Marsico 2017, "Congenital Cytomegalovirus Infection: Advances and Challenges in Diagnosis, Prevention, and Treatment", NCBI Ital J Pediatr 2017; 43:38

eVLP Presentation Improves CMV Vaccine Potency

Presentation of gB antigen in an eVLP improves relevant functional CMV neutralizing responses relative to recombinant gB protein

PRECLINICAL RESULTS

- Neutralizing antibodies (nAb) are the desired functional immune response for prophylaxis
- gB in eVLP generates higher levels of CMV nAbs than recombinant (gB)
- eVLPs potency is not dependent on powerful adjuvants; FDA approved alum is sufficient

Neutralizing antibody titers for mice immunized with comparable doses of Recombinant gB of optimized gB eVLPs (VBI-1501)



50% Epithelial cell nAb Titer (1/x)
10,000
1,000
100
10
1
VBI-1501
Recombinant gB
gB-G eVLPs (VBI-1501)

Source: VBI Studies: 15BC04, 15BC19, 15BC39

CMV Phase I Clinical Study Overview

Opportunity for Immunologic Human Proof of Concept with Ph I Data

STUDY DESIGN

- **Target Population:** 128 CMV-Negative Healthy Adults (18-40 yrs)
- **Design:** Staggered Enrollment with Vaccinations at 0, 2, and 6 Months
- **Duration:** 20 Months
- **Interim Data Read-Out:** Based on samples collected 1 month after 2nd dose, announced July 2017
- **Final Data Read-Out:** Based on samples collected 1 month after 3rd dose, with 6-month follow-up for safety, announced May 2018
- **Primary Endpoint:** Safety and Tolerability
- **Secondary Endpoints:**
    - gB binding titers
    - nAb titers in fibroblast and epithelial cells
    - gB antibody avidity measurement

gB Antibody Binding Titers - Kinetics



VBI-1501A (2µg gB)
VBI-1501A (1µg gB)
VBI-1501A (0.5µg gB)
VBI-1501 (1µg)
Anti-gB Endpoint Titer (1/X)
10^5
10^4
10^3
0
28
56
84
112
140
168
196
224
252
280
308
336
Days
Vaccine immunizations

Fibroblast Cell nAb Seroconversion Rate

100% nAb response 1 month after 3rd 2µg dose of VBI-1501A



Fibroblast nAb Seroconversion (%)
100
75
50
25
0
93%
100%
92%
83%
30%
CMV+ Healthy Subjects
VBI-1501A (2µg gB)
VBI-1501A (1µg gB)
VBI-1501A (0.5µg gB)
VBI-1501 (1µg gB)

- The GMT for CMV+ sera was 237 (CI: 140,400) and for the 2µg dose of VBI-1501A was 174 (CI: 109, 276)
- Seroconversion 1 month after the 2nd 2µg dose of VBI-1501A was 85%

Correlation Between gB Binding Titers & nAb Activity

- The highest dose of VBI-1501A (2µg) demonstrated a 31% neutralizing antibody seroconversion rate after three vaccinations, up from 17% after two vaccinations
- The epithelial cell neutralizing activity was associated with higher binding titers



VBI-1501A (0.5/1/2µg)
ARPE nAb GMT
800
600
400
200
10^2
10^3
10^4
10^5
10^6
10^7
Ab Binding GMT

Summary of Final Phase I Study Results

- VBI-1501A is safe and well tolerated at all doses tested, with no concern about evaluating VBI-1501A at higher doses
- VBI-1501A is immunogenic, even at a low dose
  - **gB antibody binding titers** induced at all dose levels, with clear evidence of dose-dependent boosting after each vaccination
  - **Neutralizing antibodies against fibroblast cell infection** were comparable to those from CMV-positive controls in 100% of subjects receiving the highest dose
  - **Neutralizing antibodies against epithelial cell infection** had a correlation with higher gB binding titers, suggesting the modified form of the gB-G used in VBI-1501A qualitatively enriches for functional nAb activity
  - **Highest dose** tested (2.0µg) is 1/10th that of several other licensed VLP-based vaccines and past non-VBI CMV candidates
- There is good reason to believe that higher doses of VBI-1501A could improve the immunogenicity and efficacy
- Discussions with regulatory bodies expected in H2 2018 to determine the design of the next stage of development

3. eVLP Portfolio Programs
b. GBM

Therapeutic GBM Candidate Builds on Prophylactic CMV Candidate (VBI-1501A) by Adding an Internal pp65 Protein to Elicit a Th1 Response


gB Envelope
'Foreign' Viral Antigen
pp65 'Foreign'
Viral Antigen

Attributes		Monovalent gB for Prophylaxis	Bivalent – pp65 for Therapeutic Immuno-Oncology
Present antigen in natural conformation		+++	+++
Broadly Reactive Neutralizing Antibodies		+++	+++
Polyvalent Immune Response			++
Potent Th1 Cellular Immunity for Therapeutic Applications	CD4+	++	+++
	CD8+		++

Poor Immunogenicity of Traditional Tumor-Associated Antigens (TAAs) has Limited Past Therapeutic Cancer Vaccines


IMMUNOGENICITY
"Self" TAAs
Neoantigens
"Foreign" Viral TAAs
LOW
HIGH

VIRAL CMV ANTIGENS ARE OVER-EXPRESSED (>90%) IN MULTIPLE SOLID TUMORS, INCLUDING:

- Glioblastoma (GBM)[1]
- Medulloblastoma[2,3]
- Meningioma[3]
- Breast cancer[4,5]

Sources: [1]Cobbs CS(2013) Curr Opin Oncol 25, 682; [2]Baryawno N(2011) J Clin Invest 121, 4043-4055; [3]Libard S(2014) PLoS ONE 9, e108861; [4]Taher C(2013) J Clin Virol 54, 240; [5]Harkins LE (2010) Herpesviridae 1, 8

VBI-1901: Re-stimulated CD4+ and CD8+ T-cell Responses in CMV-positive Human Subject *Ex Vivo*

- Fresh PBMCs stimulated with VBI-1901 vs recombinant antigens
- eVLPs rapidly restimulate both CD4+ & CD8+ T-cell responses
- eVLP presentation enhances stimulation relative to matched recombinant antigen

RESTIMULATION OF CD4⁺ & CD8⁺ T-CELLS IN EX VIVO HUMAN SAMPLES



Frequency of Response (%)
CD4⁺IFN-γ⁺
1.0
0.8
0.6
0.4
0.2
0.0
VBI-1901
Recombinant gB+pp65
CD8⁺IFN-γ⁺
2.5
2.0
1.5
1.0
0.5
0.0
VBI-1901
Recombinant gB+pp65

VBI-1901 Induction of CCL3 in *Ex Vivo* PBMCs from CMV-positive Healthy Subjects and Patients with Solid Tumors



CCL3 Secretion (pg/ml)
10^5
10^4
10^3
10^2
10^1
CMV+ Healthy
GBM
Medulloblastoma
Breast



CCL3 Secretion
Strength of Response
(% of total T cell response)
15
10
5
0
CMV+ Healthy
GBM

- PBMCs from CMV+ healthy subjects or patients with GBM, medulloblastoma, or breast cancers were stimulated for 36 hours with gB/pp65 eVLPs+GM-CSF (VBI-1901) or empty eVLPs+GM-CSF, at which time CCL3 production was measured by ELISA
- VBI-1901-induced responses were compared to stimulation of all T cells (PHA stimulation) to estimate the strength of the vaccine-induced responses *ex vivo*

GBM Phase I/IIa Clinical Study Overview

TRIAL DESIGN

- Two-part, multi-center, open-label, dose-escalation study of VBI-1901 in patients with recurrent GBM (rGBM)
- **Part A:**
  - Dose-escalation phase to define the safety, tolerability, and optimal dose level of VBI-1901
  - N = up to 18 patients
  - First patient, first dose administered Jan 2018
- **Part B:**
  - A subsequent extension of the optimal dose level, as defined in the dose escalation phase
  - N = up to 10 additional patients in an expanded cohort

4. Summary

Value Proposition for VBI Vaccines

KEY VALUE DRIVERS IN NEXT 18 MONTHS:

1. ***Sci-B-Vac®***: *Phase III Program in the U.S., Europe, and Canada*
   Enrollment initiated in Q4 2017, headline results expected mid-2019

2. ***CMV***: *Phase I Clinical Study*
   Topline results announced May 2018, discussions with regulatory bodies expected in H2 2018 to determine next stage of development

3. ***GBM***: *Phase I/IIa Clinical Study*
   First patient, first dose occurred in Jan 2018, initial correlations between immunologic/biomarker data and clinical outcomes expected H2 2018, 6-month overall survival and progression-free survival expected H1 2019

VBI Vaccines Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031
info@vbivaccines.com